                                                                    Exhibit 99.1

                           Form 4 Joint Filer Information

Name:                                   KLM GP LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      09/17/2021

Name:                                   Kennedy Lewis Investment Management
                                        LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      09/17/2021

Name:                                   Darren Richman

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      09/17/2021

Name:                                   David Chene

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      09/17/2021

Name:                                   Fitness TSI Fund II, LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      09/17/2021

Name:                                   Fitness TSI, LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      09/17/2021